EATON VANCE MULTISECTOR INCOME FUND

Supplement to Prospectus dated March 1, 2019, as supplemented, and

Summary Prospectus dated March 1, 2019 as revised June 21, 2019

On July 18, 2019, the Boards of Trustees of Eaton Vance Multisector Income Fund (“Multisector Income Fund”), a series of Eaton Vance Special Investment Trust, and Eaton Vance Multi-Asset Credit Fund (“Multi-Asset Credit Fund”), a series of Eaton Vance Mutual Funds Trust, approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which Multisector Income Fund will be reorganized with and into Multi-Asset Credit Fund (the “Reorganization”).

The Board of Trustees of Multisector Income Fund called a special meeting of shareholders on October 24, 2019 (the “Meeting”) to consider approving the Plan. Completion of the Reorganization is contingent upon obtaining the approval of Multisector Income Fund’s shareholders as of the record date, August 21, 2019. The Meeting has been adjourned to November 26, 2019 because sufficient votes were not received. The Meeting may be further adjourned as deemed necessary. Proxy materials describing the Plan and Reorganization were mailed to Multisector Income Fund’s shareholders on or about September 12, 2019. If shareholders of Multisector Income Fund approve the Plan, the Reorganization is expected to occur as soon as reasonably practical following shareholder approval. The investment adviser expects to commence repositioning Multisector Income Fund’s portfolio to align with Multi-Asset Credit Fund’s strategy immediately following shareholder approval. For additional information regarding the investment strategy and principal risks of Multi-Asset Credit Fund, please see its prospectus, which can be located at http://funddocuments.eatonvance.com.

Effective on or about October 16, 2019, shares of Multisector Income Fund are no longer available for purchase or exchange.

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